UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION
(Rule 14c-101)

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

a21, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies: N/A

(2)	Aggregate number of securities to which transaction applies: N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)	Proposed maximum aggregate value of transaction: N/A

(5)	Total fee paid: N/A

☐	Fee previously paid with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: N/A

(2)	Form, Schedule or Registration Statement No.: N/A

(3)	Filing Party: N/A

(4)	Date Filed:

INFORMATION STATEMENT
OF
a21, INC.

7660 Centurion Parkway
Jacksonville, Florida 32256

THIS INFORMATION STATEMENT IS BEING PROVIDED
TO YOU BY THE BOARD OF DIRECTORS
OF a21, INC.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO
SEND US A PROXY

This Information Statement is being mailed or furnished to the stockholders of a21, Inc., a Texas corporation (the “Company”), in connection with the unanimous approval of the Board of Directors on March 10, 2005 of the corporate action referred to below and the subsequent adoption of such corporate action by written consent on February 9, 2006 of holders entitled to vote 65.51% of the aggregate outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company. Such adoption constitutes the approval and consent of at least 43,673,034 of the total number of shares of Common Stock outstanding on February 9, 2006 and is sufficient under the Texas Business Corporation Act and the Company’s Articles of Incorporation to approve the action. Accordingly, this Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the approval of this corporate action.

The Company intends to mail or furnish this Information Statement to the stockholders of the Company on or about February 14, 2006, and the actions described herein shall not become effective until at least 20 days after the mailing.

ACTION BY BOARD OF
DIRECTORS AND
CONSENTING STOCKHOLDERS

The approval and adoption of the a21, Inc. 2005 Stock Incentive Plan was authorized and approved by a majority of the Board of Directors of the Company at a meeting held on March 10, 2005.

The reasons for, and general effect of, the adoption and approval of the Company’s 2005 Stock Incentive Plan is described in “APPROVAL OF THE COMPANY’S 2005 STOCK INCENTIVE PLAN.”  A copy of the a21, Inc. 2005 Stock Incentive Plan is attached hereto as Exhibit A.

The Board of Directors of the Company knows of no matters other than those described in this Information Statement that have been recently approved or considered by the holders of the Company’s Common Stock.

GENERAL

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company’s Common Stock.

The Company will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: a21, 7660 Centurion Parkway Jacksonville, Florida 32256, Attn: Thomas Costanza, Chief Financial Officer

VOTING SECURITIES AND INFORMATION
ON CONSENTING STOCKHOLDERS

Pursuant to the Texas Business Corporation Act, an action required to be taken at a meeting of shareholders may be taken without a meeting if a consent setting forth the action taken has been signed by all the holders of the corporation’s shares entitled to vote on the matter, provided that a corporation’s Articles of Incorporation may provide that an action by written consent may be taken by the holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which holders of all shares entitled to vote are present and vote. The Company’s Articles of Incorporation do provide that the Company’s shareholders may take action by the written consent of holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which holders of all shares entitled to vote are present and vote. Therefore, a majority of the shares of the Company’s common stock were required to execute the written consent for the action to be effective. As of February 9, 2006, there were 66,661,657 shares of Common Stock outstanding (which does not include 175,000 shares of Common Stock issuable to an employee and 3,620,000 shares of Common Stock issuable to the former stockholders of Ingram Publishing Limited, each of which the Company is obligated to issue but has not yet been issued), of which 33,330,829 shares were required to execute the consent in order to pass the stockholder resolution approving the action described herein. Each holder of Common Stock is entitled to one vote for each share held by such holder. The consenting stockholders voted in favor of the actions described herein in a written consent, dated February 9, 2006, attached hereto as Exhibit B. The consenting stockholders are collectively the record owners of 43,673,034 shares, which represents 65.51% of the issued and outstanding shares of the Company’s Common Stock. No consideration was paid for the consent. The consenting stockholders’ names and their beneficial holdings are as follows:

Name	Shares Beneficially Held	Percentage

Jonathan Gallen(1)	20,200,000	30.30%
StarVest Partners L.P.(2)	12,500,000	18.75%
Luke A. Allen(3)	4,012,023	6.02%
Albert H. Pleus(4)	3,946,339	5.92%
Thomas V. Butta(5)	1,535,000	2.30%
Haim Ariav(6)	1,479,672	2.22%

——————

(1)

Consists of 9,090,000 shares held by Ahab Partners, L.P.; and 11,110,000 shares held by Ahab International Ltd. Jonathan Gallen has the sole power to vote and direct the disposition of the shares of our common stock held by Ahab Partners, L.P. and Ahab International Ltd.

(2)

Consists of 12,500,000 shares held by StarVest Partners, L.P. Deborah Farrington, Jeanne Sullivan and Laura Sachar possess voting and dispositive power over the shares held by StarVest Partners, L.P.

(3)

Consists of 1,015,499 shares held directly by Mr. Allen; and 2,996,524 shares held by LCA Capital Partners I, Inc., which is controlled by Mr. Allen.

(4)

Consists of 2,366,667 shares held directly by Mr. Pleus; and 1,046,338 shares of our common stock held by Whitney Holdings, Inc. and 533,334 shares of our common stock held by Whitney Holdings Group LLC, which are controlled by Mr. Pleus.

(5)

Consists of 1,485,000 shares held directly by Mr. Butta; and 50,000 shares held by Mr. Butta’s immediate family

(6)

Consists of 316,667 shares held directly by Mr. Ariav; and 1,163,005 shares of our common stock held by Glossy Finish LLC which is controlled by Mr. Ariav.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth, as of February 9, 2006 each person known by us to be (i) the beneficial owner of more than five percent of the Common Stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our directors and executive officers as a group. Except as noted, each person has sole voting and investment power with respect to the shares shown.

Name and Address of Beneficial Owner(1)	Amount of Beneficial Ownership(2)		Percentage of Class

Albert H. Pleus	6,618,607	(3)	9.07%
Thomas V. Butta	2,160,951	(4)	3.04%
Haim Ariav	3,480,610	(5)	4.80%
Susan Chiang	1,382,885	(6)	1.93%
Ardell D. Albers	145,000	(7)	0.21%
Luke A. Allen	7,520,123	(8)	10.17%
Vincent C. Butta	1,335,500	(9)	1.89%
Philip N. Garfinkle	459,250	(10)	0.65%
LCA Capital Partners I, Inc. c/o Luke A. Allen 711 Fifth Avenue New York, NY 10022	6,364,624	(11)	8.62%
C. Donald Wiggins Heritage Capital Group, Inc. 225 Water Street, Suite 1250 Jacksonville, FL 32202	290,000	(12)	0.41%
Jonathan Gallen Ahab Capital Management, Inc. 299 Park Avenue New York, NY 10171	20,200,000	(13)	28.67%
StarVest Partners L.P. 750 Lexington Avenue New York, NY 10022	12,500,000	(14)	17.74%
CRT Capital Group, LLC 262 Harbor Drive Stamford, CT 06902	5,855,019	(15)	7.86%
All Directors and Executive Officers as a Group (9 Persons)	23,102,906	(3)-(10), (12)	31.76%

——————

(1)

Except as otherwise stated, the address of a beneficial owner is c/o a21, Inc., 7660 Centurion Parkway, Jacksonville, Florida 32256.

(2)

Under the rules of the SEC, a person is deemed to be the beneficial owner of a security if such person has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities if that person has the right to acquire beneficial ownership within 60 days of the date from which beneficial ownership is calculated. Except as otherwise indicated the named entities or individuals have sole voting and investment power with respect to the shares of common stock beneficially owned. For purposes of determining beneficial ownership, the number of outstanding shares of Common Stock is equal to 70,456,657 (which includes 175,000 shares of Common Stock issuable to an employee and 3,620,000 shares of Common Stock issuable to the former stockholders of Ingram Publishing Limited, each of which the Company is obligated to issue but has not yet been issued).

(3)

Consists of 2,366,667 shares held directly by Mr. Pleus; 1,046,338 shares of our common stock held by Whitney Holdings, Inc. and 533,334 shares of our common stock held by Whitney Holdings Group LLC, which are controlled by Mr. Pleus; 133,334 shares held by the Albert Pleus Family Trust of which Mr. Pleus is trustee; options to purchase 1,905,514 shares of our common stock; and warrants held by Whitney Holdings, Inc. to purchase 633,420 shares of our common stock. Does not include 2,996,524 shares and warrants to purchase 3,368,100 shares of our common stock held by LCA Capital Partners I, Inc., in which Mr. Pleus is a minority shareholder and does not have either voting or investment power.

(4)

Consists of 1,485,000 shares held directly by Mr. Butta; 50,000 shares held by Mr. Butta’s immediate family; options to purchase 400,000 shares of our common stock; and warrants to purchase 225,950 shares of our common stock.

(5)

Consists of 316,667 shares held directly by Mr. Ariav; options to purchase 1,754,608 shares of our common stock; 1,163,005 shares of our common stock held by Glossy Finish LLC which is controlled by Mr. Ariav; and warrants held by Glossy Finish LLC to purchase 246,330 shares of our common stock.

(6)

Consists of 289,118 shares held directly by Ms. Chiang; warrants to purchase 17,436 shares; options to purchase 150,000 shares of our common stock; and participating preferred shares of SuperStock, Inc. that are exchangeable into 926,331 shares of our common stock.

(7)

Consists of 95,000 shares held directly by Mr. Albers; and options to purchase 50,000 shares of our common stock.

(8)

Consists of 1,015,499 shares held directly by Mr. Allen; options to purchase 140,000 shares of our common stock; 2,996,524 shares and warrants to purchase 3,368,100 shares held by LCA Capital Partners I, Inc., which is controlled by Mr. Allen.

(9)

Consists of 1,085,500 shares held directly by Mr. Butta; and options to purchase 250,000 shares of our common stock.

(10)

Consists of 269,250 shares held directly by Mr. Garfinkle; and options or warrants to purchase 190,000 shares of our common stock.

(11)

Consists of 2,996,524 shares and warrants to purchase 3,368,100 shares held by LCA Capital Partners I, Inc. which is controlled by Mr. Allen. Does not include any shares beneficially owned by Mr. Allen individually.

(12)

Consists of 170,000 shares held directly by Mr. Wiggins; and options to purchase 120,000 shares of our common stock.

(13)

Consists of 9,090,000 shares held by Ahab Partners, L.P.; and 11,110,000 shares held by Ahab International Ltd. Jonathan Gallen has the sole power to vote and direct the disposition of the shares of our common stock held by Ahab Partners, L.P. and Ahab International Ltd.

(14)

Consists of 12,500,000 shares held by StarVest Partners, L.P. Deborah Farrington, Jeanne Sullivan and Laura Sachar possess voting and dispositive power over the shares held by StarVest Partners, L.P.

(15)

Consists of 1,855,019 shares held by CRT Capital Group, LLC; and a warrant to purchase 4,000,000 shares of our common stock. Christopher Young is the Managing Partner of CRT Capital Group.

EXECUTIVE COMPENSATION

The following summary compensation table sets forth the aggregate compensation awarded to, earned by, or paid to the Principal Executive Officers serving during 2005 and to the other executive officers whose annual compensation exceeded $100,000 for the fiscal year ended December 31, 2005:

Name	Position	Year	Salary ($)		Other Annual Compensation ($)		Restricted Stock Awards ($)		Stock Options (#)

Albert H. Pleus	Chairman and Chief	2005	$117,700	(a)	—		$115,200	(a)	800,000
	Executive Officer	2004	$131,250		$30,000	(a)	—		1,505,514
		2003	—		$180,000	(a)	—		—
Thomas V. Butta	Vice-Chairman and President	2005	$110,400		$—		$144,000	(b)	800,000
Haim Ariav	Chief Creative Officer	2005	$110,400		—		$30,000	(c)	400,000
		2004	$166,667	(c)	$9,419		—		577,941
		2003	$180,000	(c)			—		—
Susan O. Chiang	Executive Vice President, SuperStock, Inc	2005	$92,500		—		$33,250	(d)	300,000

——————

(a)

For 2005, includes option pursuant to which Mr. Pleus is entitled to purchase 800,000 shares of our common stock at a purchase price of $0.30 per share and which options are exercisable as to 25% of the shares of the common stock covered thereby on each of August 31, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. In addition, Mr. Pleus was issued 960,000 shares of restricted common stock of which 320,000 shares vest on June 30, 2005 and the balance of which vest pro rata at the end of each calendar month and for the eight consecutive months thereafter beginning on July 31, 2005. The restricted shares and options granted vest immediately upon a change in control of a21.

For 2004, includes $161,250 paid to Mr. Pleus, but excludes $122,500 ($32,500 in cash and $90,000 in common stock) which was included as accrued in 2003 and 2002.

For 2003, includes $75,000 of consulting fees paid to Mr. Pleus’ consulting firm, Whitney Holdings, Inc. ($0 in cash and $75,000 in common stock), and $105,000 of accrued but unpaid fees due to Whitney Holdings, Inc., but excludes $30,000 of 2002 consulting fees paid to Whitney Holdings, Inc. ($0 cash and $30,000 in common stock) which were included as accrued in 2002.

(b)

For 2005, includes an option pursuant to which Mr. Butta is entitled to purchase 800,000 shares of our common stock at a purchase price of $0.30 per share and which options are exercisable as to 25% of the shares of the common stock covered thereby on each of August 31, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. In addition, Mr. Butta was issued 1,200,000 shares of restricted common stock, which vest in equal amounts on each of June 30, 2005, September 30, 2005, December 31, 2005 and March 31, 2006. The restricted shares and options granted vest immediately upon a change in control of a21.

(c)

For 2005, includes an option pursuant to which Mr. Ariav is entitled to purchase 400,000 shares of our common stock at a purchase price of $0.30 per share and which options shall be exercisable as to 25% of the shares of the common stock covered thereby on each of August 31, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. In addition, Mr. Ariav was issued 250,000 shares of restricted common stock, which vest in equal amounts on each of August 31, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. The restricted shares and options granted vest immediately upon a change in control of a21.

For 2004, includes $166,667 paid to Mr. Ariav, but excludes $105,000 ($70,000 in cash and $35,000 in common stock) which was included as accrued in 2003.

For 2003, includes $75,000 of salary paid to Mr. Ariav ($0 in cash and $75,000 in common stock) and $105,000 of accrued but unpaid salary to Mr. Ariav, but excludes $45,000 of 2002 salary, that was paid ($0 cash and $45,000 common stock) which were included as accrued in 2002.

(d)

For 2005, includes an option pursuant to which Ms. Chiang is entitled to purchase 300,000 shares of our common stock at a purchase price of $0.30 per share and which options are exercisable as to 25% of the total shares represented thereby on each of November 1, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. In addition, Ms. Chiang was issued 175,000 shares of restricted common stock, which vest in equal amounts on each of November 1, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. The restricted shares and options granted vest immediately upon a change in control of a21.

STOCK OPTION/SAR GRANTS IN LAST FISCAL YEAR

The following table provides information on awards of stock options we made to the named executives during the last fiscal year.

Option/SAR Grants in Last Fiscal Year

Individual Grants
Name	Number of Securities Underlying Options/SARs Granted (#)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date ($/Sh)

Albert H. Pleus	800,000	17.8	$0.30	April 2010
Thomas V. Butta	800,000	17.8	$0.30	April 2010
Haim Ariav	400,000	8.9	$0.30	April 2010
Susan O. Chiang	300,000	6.7	$0.30	September 2010

STOCK OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
STOCK OPTION/SAR VALUES

The following table sets forth the total number of exercisable and unexercisable stock options held by each of our executive officers named in the Summary Compensation Table as of December 31, 2005. No options to purchase our common stock were exercised by any of our executive officers during 2005 and no stock appreciation rights were outstanding at December 31, 2005.

Aggregate Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

			Number of Securities Underlying Unexercised Options/SARs at FY-End (#)	Value of Unexercised In-the Money Options/SARs at FY-End
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable/Unexercisable	Exercisable/Unexercisable

Albert H. Pleus	—	—	1,705,514/600,000	$68,200/$24,000
Thomas V. Butta	—	—	200,000/600,000	$8,000/$24,000
Haim Ariav	—	—	1,654,608/300,000	$105,600/$12,000
Susan O. Chiang	—	—	75,000/225,000	$3,000/$9,000

——————

(1)

Based upon the closing sales price of our common stock on December 31, 2005 of $0.34.

DIRECTOR COMPENSATION

From 2003 to May 2005, the outside directors did not receive any fees for attending Board meetings. As set forth below, certain directors have had consulting agreements with us. Each director was reimbursed for reasonable and necessary cost and expenses incurred as a result of being one of our Directors. As of May 1, 2005, we issued to each of our non-employee directors, based on the number of committees each served on, the number of shares of our restricted common stock listed in the table below and granted to each of these directors five-year stock options to purchase the number of shares of common stock indicated in the table below, which options are exercisable at $0.30 per share and which fully vest by December 1, 2005.

May 1, 2005 Option Grants

Name	Shares of Restricted Stock	Options to Purchase Common Stock

Luke A. Allen	140,000	140,000
Philip N. Garfinkle	140,000	140,000
C. Donald Wiggins	120,000	120,000
Vincent C. Butta	110,000	110,000

As of June 13, 2005, we issued Ardell D. Albers, a new non-employee director, 95,000 shares of our restricted common stock and granted him a five-year stock option to purchase 95,000 shares of common stock, which options are exercisable at $0.30 per share and which fully vest by December 1, 2006.

There is no set yearly compensation for directors and the compensation to be paid to directors for 2006 has not yet been determined.

EMPLOYMENT CONTRACTS AND TERMINATION OF
EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

Mr. Pleus currently serves as our Chairman of the Board of Directors and Chief Executive Officer pursuant to an employment agreement with him dated as of May 1, 2005. The agreement provides for a term of 36 months unless earlier terminated in accordance with the terms of the agreement. Pursuant to the agreement, Mr. Pleus is entitled to receive an annual base salary of $125,000, subject to increases determined by our board of directors. In addition, the annual salary shall be increased to $150,000 based on our achieving certain revenue targets and attaining profitability during prescribed periods. Mr. Pleus was granted an option to purchase 800,000 shares of our common stock at a purchase price of $0.30 per share and which options are exercisable as to 25% of the shares of the common stock covered thereby on each of August 31, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. In addition, Mr. Pleus was issued 960,000 restricted shares of common stock of which 320,000 shares vest on June 30, 2005 and the balance of which vest pro rata at the end of each calendar month and for the eight consecutive months thereafter beginning on July 31, 2005. The employment agreement also (1) provides that the restricted shares and options granted shall vest immediately upon a change in control of a21, and (2) includes a confidentiality covenant, a non-competition covenant and contains a prohibition on the solicitation of the employees, suppliers, vendors and customers of a21 and SuperStock. In connection with our entering into the employment agreement with Mr. Pleus, the parties agreed to terminate Mr. Pleus’ consulting agreement as of May 13, 2005. Mr. Pleus’ consulting agreement with us was for a term of 36 months and was due to expire on September 30, 2005. Pursuant to his consulting agreement, Mr. Pleus served as a consultant to us as well as our Chairman, effective as of October 1, 2002. Under the consulting agreement, Mr. Pleus was entitled to receive consulting fees at the rate of $15,000 per month payable in cash or common stock, subject to increase. As of November 1, 2004, Mr. Pleus agreed to reduce his compensation to $7,500 per month.

We entered into an employment agreement with Thomas V. Butta, our Vice Chairman and President and SuperStock’s Chief Executive Officer dated as of May 1, 2005. The agreement provides for a term of 36 months unless earlier terminated in accordance with the terms of the agreement. Pursuant to the agreement, Mr. Butta is entitled to receive an annual base salary of $125,000, subject to increases determined by our board of directors. In addition, the annual salary shall be increased to $150,000 based on our achieving certain revenue targets and attaining profitability during prescribed periods. Mr. Butta was granted an option to purchase 800,000 shares of our common stock at a purchase price of $0.30 per share and which options are exercisable as to 25% of the shares of the common stock covered thereby on each of August 31, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. In addition, Mr. Butta was issued 1,200,000 restricted shares of common stock, which vest in equal amounts on each of June 30, 2005, September 30, 2005, December 31, 2005 and March 31, 2006. The employment agreement also (1) provides that the restricted shares and options granted vest immediately upon a change in control of a21, and (2) includes a confidentiality covenant, a non-competition covenant and contains a prohibition on the solicitation of the employees, suppliers, vendors and customers of a21 and SuperStock.

We entered into an employment agreement with Haim Ariav, our Chief Creative Officer and SuperStock’s President and Chief Creative Officer dated as of May 1, 2005. The agreement provides for a term of 36 months unless earlier terminated in accordance with the terms of the agreement. Pursuant to the agreement, Mr. Ariav is entitled to receive an annual base salary of $110,000, subject to increases determined by the Chief Executive Officer of each of a21 and SuperStock. In addition, the annual salary shall be increased to $120,000 should we (i) enter into a new credit facility in excess of $500,000, or (ii) close an acquisition of a company whose trailing 12 month revenue prior to closing is in excess of $5,000,000, with a further increase in salary subject to the discretion of the Chief Executive Officer of each of a21 and SuperStock if we achieve certain revenue and profit targets during prescribed periods. Mr. Ariav was granted an option to purchase 400,000 shares of our common stock at a purchase price of $0.30 per share and which options are exercisable as to 25% of the shares of the common stock covered thereby on each of August 31, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. In addition, Mr. Ariav was issued 250,000 restricted shares of common stock which vest in equal amounts on each of August 31, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. The employment agreement also (1) provides that the restricted shares and options granted vest immediately upon a change in control of a21, and (2) includes a confidentiality covenant, a non-competition covenant and contains a prohibition on the solicitation of the employees, suppliers, vendors and customers of a21 and SuperStock.

We entered into an employment agreement with Susan O. Chiang, SuperStock’s Executive Vice President dated as of October 1, 2005. The agreement continues for a term of 36 months unless earlier terminated in accordance with the terms of the agreement. Pursuant to the agreement, Ms. Chiang is entitled to receive an annual base salary of $110,000, increasing to $120,000 on November 1, 2005, subject to increases as shall be determined by the Chief Executive Officers of a21 and SuperStock. Ms. Chiang was granted an option to purchase 300,000 shares of our common stock at a purchase price of $0.30 per share and which options are exercisable as to 25% of the total shares represented thereby on each of November 1, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. In addition, Ms. Chiang was issued 175,000 restricted shares of common stock which vest in equal amounts on each of November 1, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. The employment agreement also (1) provides that the restricted shares and options granted vest immediately upon a change in control of a21, and (2) includes a confidentiality covenant, a non-competition covenant and contains a prohibition on the solicitation of the employees, suppliers, vendors and customers of a21 and SuperStock.

We entered into an employment agreement with Thomas Costanza, our Vice President and Chief Financial Officer and SuperStock’s Executive Vice President and Chief Financial Officer, dated as of January 3, 2006 which continues for a term of 36 months unless earlier terminated in accordance with the terms of the agreement. Pursuant to the agreement, Mr. Costanza is entitled to receive an annual base salary of $114,000, subject to increases as shall be determined by the Chief Executive Officers of a21 and SuperStock. Mr. Costanza was granted an option to purchase 165,000 shares of our common stock at a purchase price of $0.34 per share and which options are exercisable in equal portions on each of June 30, 2006, December 31, 2006, June 30, 2007, and December 31, 2007. The employment agreement also (1) provides that the stock options granted shall vest immediately upon a change in control of a21, and (2) includes a confidentiality covenant, a non-competition covenant and contains a prohibition on the solicitation of the employees, suppliers, vendors and customers of a21 and SuperStock.

APPROVAL OF THE COMPANY’S 2005 STOCK INCENTIVE PLAN

The Board of Directors adopted a resolution at a meeting of the Board of Directors held on March 10, 2005 to approve, establish and adopt the a21, Inc. 2005 Stock Incentive Plan (the “Plan”) providing for the grant of awards in the aggregate up to 6,000,000 shares of common stock. The Company is required to seek stockholder approval of the Plan. The consenting stockholders approved the Plan pursuant to a written consent, dated February 9, 2006, attached hereto as Exhibit B. The consenting stockholders are collectively the record and beneficial owners of 43,673,034 shares, which represents 65.51% of the issued and outstanding shares of the Company’s Common Stock. No consideration was paid for the consent.

DESCRIPTION OF THE PLAN

The following summary of the Plan, is qualified in its entirety by reference to the Company’s full text of the proposed Plan as it appears as Exhibit A to this Information Statement.

Awards

The Plan provides for the grant of options, stock appreciation rights (“SARs”), performance share awards, restricted stock and unrestricted stock of up to an aggregate of 6,000,000 shares of Common Stock to officers, employees and independent contractors of the Company or its affiliates. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the Plan. The number of shares of Common Stock for which awards may be granted to a participant under the Plan in any calendar year cannot exceed 2,000,000.

Administration of the Plan

The Plan is administered by the Board of Directors or a committee of the Board of Directors consisting of not less than two members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “outside director” within the meaning of Code Section 162(m) (in either case, the “Committee”). Among other things, the Committee has complete discretion, subject to the express limits of the Plan, to determine the officers, employees and independent contractors to be granted an award, the type of award to be granted, the number of shares of Common Stock subject to each award, the exercise price of each option and base price of each SAR, the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the stock, and the required withholding. The Committee may amend, modify or terminate any outstanding award, provided that the participant’s consent to such action is required if the action would materially and adversely affect the participant. The Committee is also authorized to construe the award agreements, and may prescribe rules relating to the Plan. Notwithstanding the foregoing, the Committee does not have any authority to grant or modify an award under the Plan with terms or conditions that would cause the grant, vesting or exercise to be considered nonqualified “deferred compensation” subject to Code Section 409A.

Options

Options granted under the Plan may be either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under the Code, or “nonqualified stock options” (“NQSOs”). Options may be granted on such terms and conditions as the Committee may determine; provided, however, that the exercise price of an option may not be less than the fair market value of the underlying stock on the date of grant and the term of the option may not exceed 10 years (110% of such value and 5 years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of capital stock of the Company or a parent or subsidiary of the Company). ISOs may only be granted to employees. In addition, the aggregate fair market value of Common Stock covered by ISOs (determined at the time of grant) which are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Any excess is treated as a NQSO.

Stock Appreciation Rights (SARs)

An SAR entitles the participant, upon exercise, to receive an amount, in cash or stock or a combination thereof, equal to the increase in the fair market value of the underlying stock between the date of grant and the date of exercise. SARs may be granted in tandem with, or independently of, options granted under the Plan. An SAR granted in tandem with an option (i) is exercisable only at such times, and to the extent, that the related option is exercisable in accordance with the procedure for exercise of the related option; (ii) terminates upon termination or exercise of the related option (likewise, the option granted in tandem with an SAR terminates upon exercise of the SAR); (iii) is transferable only with the related option; and (iv) if the related option is an ISO, may be exercised only when the value of the stock subject to the option exceeds the exercise price of the option. An SAR that is not granted in tandem with an option is exercisable at such times as the Committee may specify.

Performance Shares

Performance share awards entitle the participant to acquire shares of stock upon attaining specified performance goals.

Restricted Stock

A restricted stock award is a grant or sale of stock to the participant, subject to the Company’s right to repurchase all or part of the shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) in the event that conditions specified by the Committee in the award are not satisfied prior to the end of the time period during which the shares subject to the award may be repurchased by or forfeited to the Company. The purchase price for each share of restricted stock may not be less than the par value of the Company’s Common Stock.

Unrestricted Stock

The Committee may pay all or a portion of any bonuses, salaries or other fees for services in shares of Common Stock. Such payments are in consideration of services previously performed and as an incentive toward future services, and will be subject to such terms as the Committee may determine.

Additional Terms

Except as provided in the Plan, awards granted under the Plan are not transferable and may be exercised only by the respective grantees during their lifetime or by their guardian or legal representative. Each award agreement will specify, among other things, the effect on an award of the disability, death, retirement, authorized leave of absence or other termination of employment. The Company may require a participant to pay the Company the amount of any required withholding in connection with the grant, vesting, exercise or disposition of an award. A participant is not considered a stockholder with respect to the shares underlying an award until the shares are issued to the participant.

Term; Amendments

The Plan is effective for 10 years, unless it is sooner terminated or suspended. The Committee may at any time amend, alter, suspend or terminate the Plan; provided, that no amendment requiring stockholder approval will be effective unless such approval has been obtained. No termination or suspension of the Plan will affect an award which is outstanding at the time of the termination or suspension.

Awards Granted

The following table provides information with respect to the executive officers, directors and non-executive employees as a group that have been granted awards under the Plan prior to February 9, 2006, the type of award granted, the number of shares of Common Stock underlying each award and the exercise price of each award. Each such award was granted subject to obtaining stockholder approval of the Plan. As of February 9, 2006, the closing price of the common stock was $0.37.

Name and Title	Type of Award	Number of Shares of Common Stock Underlying Award	Exercise Price of Award

Albert H. Pleus, Chairman and Chief Executive Officer	Non Qualified Stock Option	800,000	$0.30
Thomas V. Butta, Vice Chairman and President	Non Qualified Stock Option	800,000	$0.30
Haim Ariav, Chief Creative Officer	Non Qualified Stock Option	400,000	$0.30
Susan O. Chiang, Executive Vice President, SuperStock, Inc.	Non Qualified Stock Option	300,000	$0.30
Thomas Costanza, Vice President and Chief Financial Officer	Non Qualified Stock Option	165,000	$0.34
Luke A. Allen, Director	Non Qualified Stock Option	140,000	$0.30
Philip N. Garfinkle, Director	Non Qualified Stock Option	140,000	$0.30
C. Donald Wiggins, Director	Non Qualified Stock Option	120,000	$0.30
Vincent C. Butta, Director	Non Qualified Stock Options	110,000	$0.30
Ardell D. Albers, Director	Non Qualified Stock Options	95,000	$0.30
All Current Executive Officers as a Group	Non Qualified Stock Options	2,465,000	$0.30	*
All Current Non-Executive Directors as a Group	Non Qualified Stock Options	605,00	$0.30	*
All Non- Executive Employees as a Group	Non Qualified Stock Options	1,176,397	$0.30	*

——————

*

Average exercise price.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following is a general summary of the federal income tax consequences under current tax law of options, stock appreciation rights and restricted stock. It does not purport to cover all of the special rules, including special rules relating to participants subject to Section 16(b) of the Exchange Act and the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares or the ownership and disposition of restricted stock.

A participant does not recognize taxable income upon the grant of NQSO or an ISO. Upon the exercise of a NQSO, the participant recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the participant later sells shares acquired pursuant to the exercise of a NQSO, the participant recognizes long-term or short-term capital gain or loss , depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain.

Upon the exercise of an ISO, the participant does not recognize taxable income. If the participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the participant, the participant recognizes long-term capital gain or loss and the Company is not be entitled to a deduction. However, if the participant disposes of such shares within the required holding period, all or a portion of the gain is treated as ordinary income and the Company is generally entitled to deduct such amount.

In addition to the tax consequences described above, a participant may be subject to the alternative minimum tax, which is payable to the extent it exceeds the participant’s regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price therefor is an adjustment which increases alternative minimum taxable income. In addition, the participant’s basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If a participant is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the incentive option adjustment) is allowed as a credit against the participant’s regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

A participant does not recognize income upon the grant of an SAR. The participant has ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and the Company will generally be entitled to a deduction for such amount.

A participant does not recognize income on the receipt of a performance share award until the shares are received. At such time, the participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the shares over any amount paid for the shares, and the Company is generally entitled to deduct such amount at such time.

A participant who receives a grant of restricted stock generally recognizes ordinary compensation income equal to the excess, if any of fair market value of the stock at the time the restriction lapses over any amount paid for the shares. Alternatively, the participant may elect to be taxed on the value at the time of grant. The Company is generally entitled to a deduction at the same time and in the same amount as the income required to be included by the participant.

A participant who receives unrestricted stock recognizes ordinary compensation income equal to the value of the shares on the date of receipt, and the Company is generally entitled to a deduction equal to such amount at such time.

EQUITY COMPENSATION PLAN INFORMATION

The below table is a summary of options outstanding and options available for future issuance at December 31, 2005. The table does not include the options granted or shares remaining under the 2005 Stock Incentive Plan which is described above.

Plan Category	Number of Securities to be Issued Upon Exercise of Options, Warrants & Rights Weighted Outstanding	Average Exercise Price	Number of Shares Available for Future Issuance(1)

Equity compensation plans approved by security holders	1,335,000	$0.25	496,264
Equity compensation plans not approved by security holders(2)	3,212,623	$0.34	—

——————

(1)

The formula used to calculate the 496,264 shares available for future issuance is the total 3,000,000 shares authorized for issuance under the our 2002 Stock Option Plan less options and shares granted under the 2002 Stock Option Plan, not including those assumed in connection with business combinations, plus options that have lapsed, less 1,168,736 shares granted to our consultants, employees, officers, and directors.

(2)

Represents options to purchase shares remaining under grants made outside of our 2002 Stock Option Plan in 2000 through 2004 to employees, directors and officers. The terms of these options are substantially identical to those granted under the 2002 Stock Option Plan.

The Board of Directors of the Company knows of no other matters other than those described in this Information Statement, which have been recently approved or considered by the holders of the Company’s Common Stock.

By Order of the Board of Directors

Albert Pleus
Chief Executive Officer

EXHIBIT A

a21, INC.

2005 STOCK INCENTIVE PLAN

A21, INC.

2005 STOCK INCENTIVE PLAN

Section 1. Purpose

The purpose of this 2005 Stock Incentive Plan (the “Plan”) is to advance the interests of a21, Inc., a Texas corporation (“a21”), and its stockholders by enhancing the ability of a21 and its Affiliates (as hereinafter defined) to attract, retain and incentivize officers, employees and independent contractors who are crucial to the future growth and success of the Company and its Affiliates.

Section 2. Definitions

“Affiliate” means any entity, whether or not incorporated, that directly or through one or more intermediaries is controlled by a21.

“Award” means any Option, Stock Appreciation Right, Performance Share, Restricted Stock or Unrestricted Stock awarded under the Plan.

“Board” means the board of directors of a21.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means a committee of not less than two members of the Board appointed by the Board to administer the Plan; provided, however, that while the Common Stock is registered under Section 12 of the Exchange Act (as hereinafter defined), each member of the Committee shall be a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act (“Rule 16b-3”), and provided further, that if and to the extent necessary to exclude Options and SARs granted under the Plan from the calculation of the income tax deduction limit under Code Section 162(m), each member of the Committee shall be an “outside director” within the meaning of Code Section 162(m).

“Common Stock” or “Stock” means the common stock, with $0.001 par value per share, of a21.

“Company” means a21 and, except where the content requires otherwise, all of its present and future Affiliates.

“Designated Beneficiary” means the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due to, or exercise rights of, the Participant in the event of the Participant’s death or incapacity. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate, in the event of the Participant’s death, and the Participant’s legal guardian, in the event of the Participant’s incapacity.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means with respect to a share of Common Stock on any given date (i) if the Common Stock is listed for trading on one or more national securities exchanges, the mean of the high and low sales prices per share of Common Stock on the principal such exchange on the date in question, or, if the Common Stock shall not have been traded on such principal exchange on such date, the mean of the high and low sales prices per share of Common Stock on such principal exchange on the first day prior thereto on which the Common Stock was so traded; (ii) if Common Stock is not listed for trading on a national securities exchange but is traded on the over-the-counter market, the mean of the highest and lowest bid prices per share of Common Stock on the date in question, or, if there are no such bid prices for the Common Stock on such date, the mean of the highest and lowest bid prices per share of Common Stock on the first day prior thereto on which such prices appear; and (iii) in all other events, such amount as may be determined by the Board in good faith by any fair and reasonable means, provided, however, that in each case, the determination is consistent with the requirements of Sections 422 and 409A of the Code.

“Incentive Stock Option” or “ISO” means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is intended to meet the requirements of Code Section 422.

“Nonstatutory Stock Option” or “NSO” means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is not intended to be an ISO.

“Option” means an Incentive Stock Option or a Nonstatutory Stock Option.

“Participant” means a person selected by the Board to receive an Award under the Plan.

“Performance Shares Award” mean the right granted to a Participant to acquire shares of Common Stock upon the achievement of specified performance goals under Section 8.

“Reporting Person” means a person subject to Section 16 of the Exchange Act.

“Restricted Period” means the period of time selected by the Board during which shares subject to a Restricted Stock Award may be repurchased by, or forfeited to, the Company.

“Restricted Stock” means shares of Common Stock awarded to a Participant under Section 9.

“Stock Appreciation Right” or “SAR” means a right to receive any excess of the Fair Market Value of shares of Common Stock over the base price awarded to a Participant under Section 7.

“Unrestricted Stock” means shares of Common Stock awarded to a Participant under Section 10.

Section 3. Administration

The Board shall have plenary authority in its discretion, to the maximum extent permissible by law, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan. Without limiting the foregoing, the Board shall have authority to make Awards, to set administrative rules, guidelines and practices relating to the Plan as it shall deem advisable from time to time, and to interpret the provisions of the Plan and the Award agreements. In determining the persons to whom Awards shall be made, the number of shares to be covered by each Award and the terms thereof (including the restriction, if any, which shall apply to an Award or to the Common Stock subject to an Award), the Board shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Board, in its discretion, shall deem relevant in connection with accomplishing the purposes of the Plan.

Notwithstanding anything herein to the contrary, the Board shall not have any authority to issue an Award with terms and conditions, including the timing of issuance, (or to modify an Award to have terms and conditions) that would cause the grant, vesting or exercise of the Award to be considered nonqualified deferred compensation subject to Code Section 409A.

The Board’s decisions shall be final and binding. Except as otherwise required by law, no member of the Board shall be liable for any action or determination relating to the Plan made in good faith.

The Board may appoint a Committee and delegate to the Committee some or all of its authority with respect to Plan administration. In the event the Board appoints a Committee, references in the Plan to the Board shall, as appropriate, be read as references to the Committee.

Section 4. Eligibility

Awards may be made to officers, employees and independent contractors of the Company. For purposes hereof, independent contractors shall include consultants, directors, advisors and other service providers of the Company.

Section 5. Stock Available for Awards

(a) Subject to adjustment under Section 11(g) below, Awards may be made under the Plan for up to six million (6,000,000) shares of Common Stock in the aggregate, subject to adjustment as provided herein. If any Award in respect of shares of Common Stock expires, is cancelled, or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding or being issued than were initially subject to the Award, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for Award under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b) Subject to adjustment under Section 11(g) below, for so long as the Company is a “publicly held corporation” within the meaning of Code Section 162(m), the maximum number of shares of Common Stock as to which Awards may be granted to a Participant in any calendar year shall not exceed Two Million (2,000,000).

(c) The Board may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of property or stock of the employing corporation. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances. The shares which may be delivered under such substitute Awards shall be in addition to the maximum number of shares provided for in Section 5(a).

Section 6. Stock Options

(a) General.

(i) Subject to the provisions of the Plan, the Board may award Incentive Stock Options and Nonstatutory Stock Options, and determine the number of shares to be covered by each Option, the option price therefor, the conditions and limitations applicable to the exercise of the Option and the restrictions, if any, applicable to the shares of Common Stock issuable thereunder.

(ii) The Board shall establish the exercise price at the time each Option is awarded, provided, however, that the exercise price may not be less than the Fair Market Value on the date of grant of the shares of Common Stock subject to the Option.

(iii) Subject to Section 11(a), each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Award. The Board may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

(iv) Options granted under the Plan shall provide for the payment of the exercise price by delivery of cash or check in an amount equal to the exercise price of such Options or by delivery of shares of Common Stock of the Company owned by the optionee for at least six months (valued at Fair Market Value) or any combination thereof, and, to the extent permitted by the Board at or after the award of the Option, may provide for payment by (A) delivery of other property acceptable to the Board (valued at Fair Market Value), (B) delivery of a promissory note of the optionee to the Company on terms determined by the Board, (C) delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, (D) payment of such other lawful consideration as the Board may determine, or (E) any combination of the foregoing.

(v) The Board may provide for the automatic award of an Option upon the delivery of shares to the Company in payment of the exercise price of an Option for up to the number of shares so delivered.

(vi) The Board may at any time accelerate the time at which all or any part of an Option may be exercised.

(vii) Non-Transferability.

(1) Except as provided in subparagraphs (2) and (3) below, Options granted under the Plan shall not be assignable or transferable other than by will or the laws of descent and distribution and Options may be exercised during the lifetime of the Participant only by the Participant or by the Participant’s guardian or legal representative.

(2) Notwithstanding subparagraph (1), a Nonstatutory Stock Option may (but need not) provide, that it is transferable by gift or a domestic relations order, to a Family Member (as hereinafter defined) of the Participant. If a Nonstatutory Stock Option is transferred in accordance with this subparagraph, the Option shall be exercisable solely by the transferee, but the determination of the exercisability of the Option shall be based solely on the activities and state of affairs of the Participant. For purposes hereof, a Participant’s “Family Member” means the Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons (or the Participant) have more than 50% of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests.

(3) Notwithstanding subparagraph (1), a Participant may transfer a Nonstatutory Stock Option with the express, written consent of the Board, which consent may be withheld for any reason or for no reason.

(b) Incentive Stock Options.

Options granted under the Plan which are intended to be ISOs shall be subject to the following additional terms and conditions:

(i) All ISOs granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Award. All Options designated as ISOs shall be interpreted in a manner consistent with the requirements of Code Section 422.

(ii) While the Company shall take reasonable measures to assure that an Option intended to be an ISO shall be so treated for federal income tax purposes, it makes no assurances to anyone that any Option intended to be an ISO shall be taxed as an ISO. Without limiting the foregoing, Options intended to be ISOs which are exercised after the period permitted by Code Section 422 shall not be taxed as ISOs.

(iii) ISOs may only be awarded to employees of a21 or a corporation which, with respect to a21, is a “parent corporation” or “subsidiary corporation” within the meaning of Code Sections 424(e) and (f). Furthermore, except as otherwise provided in Code Section 422, if a Participant is no longer employed by a21 or a parent corporation or subsidiary corporation of a21, the Participant’s Option shall cease to be treated as an ISO.

(iv) Subject to clause (v), the Option exercise price per share of Common Stock covered by an ISO shall be no less than the fair market value of a share of Common Stock on the date of grant of the Option.

(v) In the case of an individual who at the time the Option is granted owns (or is deemed to own under the attribution rules of Code Section 424(d)) stock possessing more than 10% of the total combined voting power of all classes of the stock of a21 or of a parent or subsidiary corporation of a21 (a “10% Holder”), (1) the Option exercise price of the Common Stock covered by any ISO granted to such person shall in no event be less than 110% of the fair market value of the Common Stock on the date the ISO is granted and (2) the term of an ISO granted to such person may not exceed five years from the date of grant.

(vi) The aggregate fair market value (determined at the time an ISO is granted) of the Common Stock covered by ISOs exercisable for the first time by an employee during any calendar year (under all plans of the Company) may not exceed $100,000.

(vii) To the extent that any Option which is issued under the Plan exceeds the limit set forth in subparagraph (vi) or otherwise does not comply with the requirements of Code Section 422, it shall be treated as a Nonstatutory Stock Option.

Section 7. Stock Appreciation Rights

(a) The Board may grant Stock Appreciation Rights entitling recipients to receive an amount, in cash or Stock or a combination thereof (such form to be determined by the Board), with respect to each share of Stock as to which the SAR is exercised, the excess of the share’s Fair Market Value on the date of exercise over the base price of the SAR.

(b) Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan. A Stock Appreciation Right granted in tandem with an Option which is not an Incentive Stock Option may be granted either at or after the time the Option is granted. A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be granted only at the time the Option is granted.

(c) When Stock Appreciation Rights are granted in tandem with Options, the following provisions shall apply:

(i) The Stock Appreciation Right shall be exercisable only at such time or times, and to the extent, that the related Option is exercisable and shall be exercisable in accordance with the procedure required for exercise of the related Option.

(ii) The Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option shall not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right.

(iii) The Option shall terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right.

(iv) The Stock Appreciation Right shall be transferable only with the related Option.

(v) The base price of the Stock Appreciation Right shall be equal to the exercise price of the Option.

(d)  A Stock Appreciation Right not granted in tandem with an Option shall become exercisable at such time or times, and on such conditions, as the Board may specify, provided, however, that the base price may not be less than the Fair Market Value on the date of grant of the shares of Common Stock underlying the SAR.

(e) The Board may at any time accelerate the time at which all or any part of the SAR may be exercised.

Section 8. Performance Shares

(a) The Board may make Performance Share Awards entitling recipients to acquire shares of Stock upon the attainment of specified performance goals. The Board may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Board in its sole discretion shall determine the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the shares of Common Stock that may be acquired under the Performance Shares Award.

(b) A Participant receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to an Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Agreement evidencing the Performance Share Award.

(c) The Board may at any time accelerate or waive any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

Section 9. Restricted Stock

(a) The Board may grant or sell Restricted Stock to a Participant, subject to the right of the Company to repurchase all or part of such shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable Restricted Period or Restricted Periods established by the Board for such Award. Conditions for repurchase (or forfeiture) may be based on continuing employment or service or achievement of pre-established performance or other goals and objectives.

(b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Board during the applicable Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Board may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the Restricted Period, the Company (or such designee) shall deliver such certificates to the Participant or, if the Participant has died, to the Participants’ Designated Beneficiary.

(c) The purchase price for each share of Restricted Stock shall be determined by the Board and may not be less than the par value of the Common Stock. Such purchase price may be paid in cash or such other lawful consideration as is determined by the Board.

(d) The Board may at any time accelerate the expiration of the Restricted Period applicable to all, or any particular, outstanding shares of Restricted Stock.

Section 10. Unrestricted Stock

In lieu of cash bonuses, salaries and fees for services otherwise payable by the Company to its officers, employees and independent contractors, the Board, in its sole discretion, may determine that such compensation shall be payable, in whole or in part, in shares of Stock. Such payments shall be in consideration of services previously performed and as an incentive toward future services, and shall be subject to such terms as the Board may determine.

Section 11. General Provisions Applicable to Awards

(a) Maximum Term. No Award shall have a term exceeding ten years, measured from the date of the Award grant.

(b) Applicability of Rule 16b-3. Those provisions of the Plan which make an express reference to Rule 16b-3 shall apply to the Company only at such time as the Company’s Common Stock is registered under the Exchange Act, and then only to Reporting Persons.

(c) Reporting Person Limitations. Notwithstanding any other provision of the Plan, to the extent required to qualify for the exemption provided by Rule 16b-3, the selection of a Reporting Person as a Participant and the terms of his or her Award shall be determined only in accordance with the applicable provisions of Rule 16b-3.

(d) Documentation. Each Award under the Plan shall be evidenced by an instrument delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable. Such instruments may be in the form of agreements to be executed by both the Company and the Participant, or certificates, letters or similar documents, acceptance of which shall evidence agreement to the terms thereof and of this Plan.

(e) Board Discretion. Each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Board at the time of the Award grant or at any time thereafter.

(f) Termination of Status. The Board shall determine and specify in the Award documentation the effect on an Award of the disability, death, retirement, authorized leave of absence or other termination of employment or other status of a Participant and the extent to which, and the period during which, the Participant’s legal representative, guardian or Designated Beneficiary may exercise rights under such Award.

(g) Dilutions and Other Adjustments. In the event of any stock dividend or split, issuance or repurchase of stock or securities convertible into or exchangeable for shares of stock, grants of options, warrants or rights to purchase stock, recapitalization, combination, exchange or similar change affecting the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of adequate consideration by the Company, the Board in its sole discretion may equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the award, exercise or conversion price with respect to any of the foregoing, and may make any other equitable adjustments or take such other equitable action as the Board, in its discretion, shall deem appropriate, including, if considered appropriate by the Board, making provision for a cash payment with respect to an outstanding Award. Such adjustments or actions shall be conclusive and binding for all purposes. In the event of a change in the Common Stock which is limited to a change in the designation thereof to “Capital Stock” or other similar designation, or to a change in the par value thereof, or from no par value to par value (or vice versa), without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan. For purposes hereof, the conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”

In the event that a21 or the division, subsidiary or other Affiliate for which a Participant performs services is sold, merged, consolidated, reorganized or liquidated, the Board may take any one or more of the following actions as to outstanding Awards: (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) on such terms as the Board determines to be appropriate, (ii) upon written notice to Participants, provide that all Awards shall terminate immediately prior to the consummation of such transaction unless exercised by the Participant within a specified period following the date of such notice, (iii) in the event of a sale or similar transaction under the terms of which holders of the Common Stock of the Company receive a cash payment for each share surrendered in the transaction (the “Sales Price”), make or provide for a cash payment to each Award holder equal to an appropriate amount determined by the Board, (iv) or make such other adjustments, if any, as the Board determines to be necessary or advisable to provide each Participant with a benefit substantially similar to that to which the Participant would have been entitled had such event not occurred.

(h) Withholding. The Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes or other amounts required by law to be withheld in respect of Awards under the Plan (including any grant, vesting, exercise or disposition) no later than the date of the event creating the tax liability. In the Board’s discretion, and subject to such conditions as the Board may establish, such obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such obligations from any payment of any kind otherwise due to the Participant.

(i) Foreign Nationals. Awards may be made to Participants who are foreign nationals or are rendering services outside the United States on such terms and conditions that are different from those specified in the Plan, but which are consistent with the purpose of the Plan, as the Board considers necessary or advisable to achieve the purposes of the Plan and comply with applicable laws and/or achieve favorable tax results under foreign tax laws.

(j) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the action, taking into account any related action, would not materially and adversely affect the Participant.

(k) Conditions on Delivery of Stock. The Company shall not be obligated to deliver any shares of Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan (i) until all conditions of the Award have been satisfied or removed, (ii) until, in the opinion of the Company’s counsel, all applicable federal and state laws and regulations have been complied with, (iii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of notice of issuance, and (iv) until all other shares have been approved by the Company’s counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer. Except to the extent as may be specified in the documentation with respect to a particular Award grant, the Company shall be under no obligation to register or qualify any shares of Common Stock subject to Awards under any federal or state securities law or on any exchange.

Section 12. Miscellaneous

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or service for the Company. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the record holder thereof.

(c) No Restriction on the Right of the Company to Effect Corporate Changes. The Plan and the Options granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Company or the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights of holders thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(d) Exclusion from Benefit Computations. Except as expressly specified in the applicable plan or program, no amount or shares of Common Stock payable upon exercise of an Award granted under the Plan shall be considered salary, wages or compensation for purposes of determining the amount or nature of benefits that a Participant is entitled to receive under any Company benefit plan or program.

(e) Transfers to and from Affiliates. For all Plan purposes, except to the extent specifically provided otherwise in a particular Award, employment shall include all periods of employment with any a21 Affiliate, and a transfer of an employee from a21 to an a21 Affiliate or visa versa, or a transfer from one a21 Affiliate to another, will not be treated as a termination of employment. The foregoing also applies to Participants who are independent contractors of any a21 Affiliate who change their status to an independent contractor of another a21 Affiliate.

(f) Effective Date and Term. Subject to the approval of the stockholders of the Company within 12 months of such date, the Plan is effective as of March 10, 2005, the date of its adoption by the Board. Prior to such stockholder approval, Awards may be made under the Plan, but shall be expressly subject to such approval. In the event that such stockholder approval is not obtained within such time period, the Plan and any Award granted under the Plan on or prior to the expiration of such 12 month period shall be void and of no further force and effect. No Award may be made under the Plan after the tenth anniversary of the Plan’s effective date, but Awards granted before such date may extend beyond that date.

(g) Amendment of Plan. The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment requiring stockholder approval by law, rules or regulations, or by the rules of any stock exchange, inter-dealer quotation system, or other market in which shares of Common Stock are traded, shall be effective unless and until such stockholder approval has been obtained in compliance with such rule or law. Without limiting the foregoing, outstanding Options may be repriced downward without stockholder approval.

(h) Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws the United States and of the State of Texas.

EXHIBIT B

WRITTEN CONSENT OF THE
STOCKHOLDERS OF
a21, INC.

The undersigned, constituting the holders of at least a majority of the outstanding capital stock of a21, Inc., a Texas corporation (the “Company”), adopt the following resolutions by written consent in lieu of a meeting, pursuant to provisions of the Texas Business Corporation Act and the Company’s Articles of Incorporation:

WHEREAS, the Board of Directors of the Company approved, established and adopted the a21, Inc. 2005 Stock Incentive Plan (the “Plan”) at a meeting of the Board held on March 10, 2005; and

WHEREAS, pursuant to the terms of the Plan, the Company is required to obtain stockholder approval of the Plan within twelve months of its adoption by the Board

NOW, THEREFORE BE IT;

RESOLVED, that the Plan, in the form previously presented to the undersigned be, and hereby is, approved;

RESOLVED, that the officers of the Company be, and each of them individually hereby is, authorized, empowered and directed, in the name of, and on behalf of, the Company, to take all such further action as they, or any of them, may deem necessary or appropriate to carry out the purpose and intent of the foregoing resolutions.

IN WITNESS WHEREOF, the 9th day of February, 2006.

B-1